UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K
_______________

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2010

RCLC, INC.
(Exact Name of Registrant as Specified in Charter)

New Jersey	001-01031	22-0743290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1480 Route 9 North, Suite 301, Woodbridge, New Jersey		07095
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (732) 469-8300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RCLC, INC.
FORM 8-K INDEX

ITEM		PAGE

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT	1

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT	1

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS	1

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Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements based on management’s plans and expectations that are subject to uncertainty.  Forward-looking statements are based on current expectations of future events.  The Company cannot assure that any forward-looking statement will be accurate.  If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual events could vary materially from those anticipated.  Investors should understand that it is not possible to predict or identify all such factors and should not consider this to be a complete statement of all potential risks and uncertainties.  The Company assumes no obligation to update any forward-looking statements as a result of future events or developments.

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Item 1.01	Entry into a Material Definitive Agreement.

On July 21, 2010, RCLC, Inc. (formerly Ronson Corporation) (the “Company”) and its wholly-owned subsidiaries, RCPC Liquidating Corp. (formerly Ronson Consumer Products Corporation) (“RCPC”), Ronson Aviation, Inc. (“RAI”) and RCC Inc. (formerly Ronson Corporation of Canada Ltd.) (“Ronson Canada” and collectively with the Company, RCPC, and RAI, the “Borrowers”), further extended the previously reported forbearance agreement (the “Forbearance Agreement”) with their principal lender, Wells Fargo Bank, National Association (“Wells Fargo”), under which Wells Fargo agreed not to assert existing events of default under the Borrowers’ credit facilities with Wells Fargo through July 26, 2010, or such earlier date determined under the Forbearance Agreement.

The foregoing summary set forth in response to this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment to the Forbearance Agreement attached as Exhibits 10.1 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

(a)           The text of Item 1.01 of this Current Report on Form 8-K with respect to the Company’s entry into amendments to the Forbearance Agreement is incorporated by reference to this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits:  The following exhibits are filed herewith:

No.	Description

10.1
Twentieth Amendment to Forbearance Agreement dated as of July 21, 2010 among RCLC, Inc. (formerly Ronson Corporation), RCPC Liquidating Corp. (formerly Ronson Consumer Products Corporation), Ronson Aviation, Inc., RCC Inc. (formerly Ronson Corporation of Canada Ltd.) and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCLC, INC. (formerly Ronson Corporation)

Date: July 27, 2010	By:	/s/ Daryl K. Holcomb
Name: Daryl K. Holcomb
Title: Vice President, Chief Financial Officer and Controller

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Exhibit Index

No.	Description

10.1
Twentieth Amendment to Forbearance Agreement dated as of July 21, 2010 among RCLC, Inc. (formerly Ronson Corporation), RCPC Liquidating Corp. (formerly Ronson Consumer Products Corporation), Ronson Aviation, Inc., RCC Inc. (formerly Ronson Corporation of Canada Ltd.) and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division